UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328
______________________________________________

SMA Relationship Trust

______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

SMA Relationship Trust
Series A
Series M
Series T
Annual Report
December 31, 2008

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	7
Industry diversification	10
Portfolio of investments	12

SMA Relationship Trust—Series M
Letter to shareholders	24
Performance at a glance	30
Summary of municipal securities by state	32
Portfolio of investments	33

SMA Relationship Trust—Series T
Letter to shareholders	38
Performance at a glance	43
Industry diversification	45
Portfolio of investments	46

Explanation of expense disclosure	47

Statement of assets and liabilities	49

Statement of operations	50

Statement of changes in net assets	51

Financial highlights
SMA Relationship Trust—Series A	53
SMA Relationship Trust—Series M	54
SMA Relationship Trust—Series T	55

Notes to financial statements	56

Report of independent registered public accounting firm	74

General information	75

Supplemental information	76

SMA Relationship Trust—Series A

February 17, 2009

Dear shareholder,
We present you with the annual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the period from the Fund’s inception on April 2, 2008 through December 31, 2008.

Performance
During the reporting period, the Fund declined 21.27%, compared with the 4.86% return of the Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the US Consumer Price Index (CPI) declined 1.55% and the MSCI World Free Index (net) declined 34.81%.* (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 7.)	SMA Relationship
Trust—Series A

Investment goal:
To maximize total return,
consisting of capital
appreciation and
current income

Portfolio managers:
Thomas Clarke
Curt Custard
Edwin M. Denson
UBS Global Asset
Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

An interview with the Portfolio Managers
Q.	Can you describe the overall economic environment during the reporting period?
A.	Overall, economic growth slowed during the reporting period. However, US gross domestic product (“GDP”) grew 0.9% during the first quarter of 2008, and accelerated to 2.8% in the second quarter. This relatively strong showing was due, in part, to rising exports and the declining dollar, which made US goods more attractive overseas. Economic growth then weakened significantly in the third quarter of 2008. Given a sharp decline in personal spending, intensification of the credit crunch and ongoing housing market weakness, third quarter GDP growth was down 0.5% and fourth quarter 2008 growth was estimated to be down 3.8%.

*	Please note that returns of the indices are for the period 3/31/08 through 12/31/08, while the Fund’s returns are for the period 4/2/08 through 12/31/08.

SMA Relationship Trust—Series A

The National Bureau of Economic Research (“NBER”) proclaimed that the US was in a recession, which began back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	During the reporting period, the Fed pumped billions of dollars into the financial system in an attempt to stabilize the markets following Lehman Brothers’ bankruptcy. It also announced an $85 billion rescue plan for insurance giant AIG. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Assets Relief Program—the implementation of which continues to evolve.

The Fed reduced the fed funds rate on four occasions during the reporting period. When 2008 began, the fed funds rate was 4.25%. Given the continuation of the credit crunch and weakening economy, the Fed cut rates four times from January through April 2008, to 2.00%. In response to inflationary pressures, the Fed held interest rates steady from April through September 2008.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%.

During its meeting on December 16, the Fed cut the fed funds rate aggressively, bringing it to a range of 0.00% to 0.25%—a record low. In conjunction with its December meeting, the Fed stated that it will “... employ all available tools to promote the resumption of sustainable economic growth.”

Q.	Which positions had a positive impact on performance during the reporting period?
A.	The Fund’s currency strategy made a significant positive contribution to performance. The Fund maintained an anti-carry trade position, emphasizing lower-risk currencies at the expense of high-volatility currencies. (A carry trade is a strategy in which an investor sells a currency

SMA Relationship Trust—Series A

with a relatively low interest rate, and uses the funds to purchase a different currency yielding a higher interest rate.) When the carry trade reversed, our positioning produced some of the largest contributions to Fund performance over the period.

The Fund was long lower-yielding “safe-haven” currencies, such as the Japanese yen, Swiss franc and Swedish krona. Conversely, the Fund was short high-yielding currencies like the euro, British pound, Australian dollar and Canadian dollar, which our research indicated were overvalued. (When shorting an investment, we first borrow the security, then sell it and buy an equal number of shares later—at a lower price, we hope—to replace those we borrowed.) This left the Fund well-positioned during the turbulence of the credit crisis, when sentiment worsened and investors sought to reduce their riskier asset positions. The result was a rapid and sharp unwinding of carry trade positions. In addition, the Fund held an overweight position in the US dollar, which had weakened and, as a result, we viewed as deeply undervalued. The Fund benefited as the US dollar rebounded during the period, and investors moved into currencies considered “safe havens.”

Short positions in commodity-driven equity markets produced positive returns for the period. The Fund maintained reduced exposure to the stock markets of Australia and Canada, which are commodity-driven markets, as well as to emerging markets countries—all of which declined significantly throughout the reporting period.

The Fund also successfully shorted emerging markets debt, which we viewed as overvalued. Spreads in this asset class were tight by historical standards, and did not offer, in our opinion, adequate compensation for the inherent risk in the sector. Spreads widened following distress in the credit markets and the Fund’s short position was rewarded.

Q.	Which positions hindered performance during the period?
A.	Several key asset allocation decisions detracted from performance for the period. Most notable was the Fund’s substantial overweight to developed market equities. The significant financial and economic turmoil that began in the late summer accelerated drastically in September, October and November. As it did, the credit crunch morphed into a severe liquidity crisis. Although the economy may continue to suffer in the near term, in our view, world equity markets are pricing in an extremely negative outlook for the long term, which we believe is too pessimistic.

SMA Relationship Trust—Series A

In particular, the Fund’s long equity exposure in the US, UK, the Netherlands and Japan detracted from performance when the global equity markets declined sharply. During the period, the US equity market moved to 49% below our estimate of fair value, a level we have not witnessed during the 27 years we have been managing multi-asset portfolios. In response, we increased our US equity allocation.

Short positions in global sovereign bonds also generated negative results. Investor anxiety reached panic proportions as credit markets seized up, notable financial institutions fell and some money market funds lost value. This translated into a massive flight to quality—a rush for safe-haven assets at the expense of risky assets. Although government bonds were the sole asset class to remain unaffected by market turbulence, our valuation models registered significant overvaluation of most sovereign bond markets.

We reduced the Fund’s exposure to the major government bond markets. In particular, we took short positions in US Treasuries. As weakening economic news about a slowing global economy caused sovereign bonds to advance during the period, the Fund’s position detracted from performance. Short exposure to UK real bonds detracted from performance during the period as real yields continued to fall.

The Fund’s long position in high yield bonds underperformed during the period. Our research points to what we consider to be extremely attractive valuations in this sector. However, high yield bonds posted a negative return as we witnessed substantial spread widening in the midst of the crisis.

Q.	How was the Fund allocated at the end of the reporting period?
A.	Within global equities, the Fund had significant long positions in the US, Europe, Japan and the UK. The Fund had a net short exposure to Australia, Canada, Singapore and Hong Kong. At the end of the reporting period, the Fund had no exposure to emerging markets equities.

Within fixed income, the Fund had a short exposure to Japanese, Canadian, UK and US government bonds, with a heavy weighting toward the long end of the yield curve, where we believe these markets are the most overvalued. In the UK, the Fund held a short position on real yields through swaps. We believe that these positions are priced below their fair value.

SMA Relationship Trust—Series A

The Fund held long exposures to Australian and German bonds, which we believe to be attractive relative to other countries’ bonds. Further, the Fund had a long exposure to high yield and investment grade debt markets through credit-default swaps.

Q.	What is your outlook for the economy?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain elevated. We also expect Treasury bond yields to remain at relatively low levels.

Given the ongoing credit crunch, the still-slowing housing market and a weakening labor market, we believe that the US economy should continue to contract in the upcoming months. However, while growth has weakened considerably, we believe a complete collapse in the economy and a period of prolonged deflation are unlikely given the extraordinary combination of global fiscal and monetary policy response.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp	Thomas Clarke
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Head—Americas	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

Curt Custard	Edwin M. Denson
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed from inception through December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Total returns

04/02/08(1) to
12/31/08

SMA Relationship Trust—Series A	(21.27)%

Merrill Lynch US Treasury 1-5 Year Index(2)	4.86%

MSCI World Free Index (net)(3)	(34.81)%

US Consumer Price Index (CPI) (4)	(1.55)%

(1)	Performance inception date of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is 3/31/08, which is the nearest month-end to the inception date of the Fund.

(2)	The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the index consisted of 23 developed market country indices. The dividend is reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

(4)	The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Performance at a glance (unaudited) (concluded)

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series A versus the Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) from April 2, 2008 which is the fund inception date, through December 31, 2008. Inception date of the indices, for the purpose of this illustration, is 3/31/08, which is the nearest month-end to the inception date of the Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Top ten equity holdings (unaudited)(1)
As a percentage of net assets
As of December 31, 2008

Roche Holding AG	1.8%

Total SA	1.7

SYSCO Corp.	1.4

Wells Fargo & Co.	1.3

BP PLC	1.2

General Electric Co.	1.1

ENI SpA	1.1

Illinois Tool Works, Inc.	0.9

Exelon Corp.	0.8

Tesco PLC	0.8

Total	12.1%

Country exposure, top five (unaudited)(1)
As a percentage of net assets
As of December 31, 2008

United States	37.9%

Japan	4.9

United Kingdom	4.7

France	4.0

Switzerland	2.6

Total	54.1%

(1)	Figures represent the direct investments of the SMA Relationship Trust—Series A. Figures could be different if a breakdown of the underlying investment companies were included.

SMA Relationship Trust—Series A

Industry diversification (unaudited)(1)
As a percentage of net assets
As of December 31, 2008

Common stocks
Air freight & logistics	0.68%

Airlines	0.10

Auto components	0.06

Automobiles	0.94

Beverages	0.95

Biotechnology	1.34

Building products	0.36

Capital markets	1.18

Chemicals	1.18

Commercial banks	5.13

Commercial services & supplies	0.62

Communications equipment	0.23

Computers & peripherals	1.98

Construction & engineering	0.27

Construction materials	0.87

Consumer finance	0.32

Distributors	0.18

Diversified consumer services	0.27

Diversified financial services	0.84

Diversified telecommunication services	1.18

Electric utilities	1.26

Electrical equipment	0.17

Electronic equipment, instruments & components	0.74

Energy equipment & services	1.03

Food & staples retailing	2.37

Food products	0.58

Health care equipment & supplies	1.32

Health care providers & services	1.94

Hotels, restaurants & leisure	1.67

Household durables	0.35

Household products	0.54

Industrial conglomerates	1.56

Insurance	2.14

Internet & catalog retail	0.43

IT services	1.67

Leisure equipment & products	0.17

Life sciences tools & services	0.64

Machinery	1.79

SMA Relationship Trust—Series A

Industry diversification (unaudited) (concluded)(1)
As a percentage of net assets
As of December 31, 2008

Common stocks (concluded)
Marine	0.26%

Media	1.91

Metals & mining	1.13

Multiline retail	0.41

Multi-utilities	1.45

Office electronics	0.52

Oil, gas & consumable fuels	5.94

Paper & forest products	0.18

Personal products	0.39

Pharmaceuticals	3.74

Professional services	0.63

Real estate investment trusts (REITs)	0.29

Real estate management & development	0.08

Road & rail	0.81

Semiconductors & semiconductor equipment	0.98

Software	2.50

Specialty retail	0.31

Textiles, apparel & luxury goods	0.13

Tobacco	0.55

Trading companies & distributors	0.25

Water utilities	0.08

Wireless telecommunication services	1.83

Total common stocks	63.42

Rights	0.02

Investment companies
UBS U.S. Equity Alpha Relationship Fund	16.69

UBS U.S. Large Cap Growth Equity Relationship Fund	16.96

Total investment companies	33.65

Short-term investment	0.70

Total investments	97.79

Cash and other assets, less liabilities	2.21

Net assets	100.00%

(1)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—63.42%

Australia—1.11%
National Australia Bank Ltd.	3,265	$47,866

OZ Minerals Ltd.(1)	17,254	3,609

Qantas Airways Ltd.	12,609	23,250

QBE Insurance Group Ltd.	8,811	160,163

Westpac Banking Corp.	2,345	27,926

		262,814

Austria—0.08%
Telekom Austria AG	1,366	19,744

Canada—1.05%
Canadian Imperial Bank of Commerce	1,900	78,632

EnCana Corp.	400	18,592

Gildan Activewear, Inc.*	2,700	31,752

Manulife Financial Corp.	800	13,479

Power Financial Corp.	1,400	27,104

Toronto-Dominion Bank	2,200	77,432

		246,991

Finland—0.26%
Stora Enso Oyj, Class R	2,511	19,601

Tietoenator Oyj	1,548	16,879

UPM-Kymmene Oyj	1,888	23,939

		60,419

France—4.00%
AXA SA	1,718	38,302

BNP Paribas	2,402	101,428

Cie Generale de Geophysique-Veritas*	1,391	20,771

France Telecom SA	6,340	177,337

GDF Suez	3,024	149,770

Societe Generale	583	29,527

Technip SA	597	18,290

Total SA	7,490	408,338

		943,763

Germany—1.86%
Allianz SE	652	69,932

Daimler AG	621	23,596

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—(continued)

Germany—(concluded)
Deutsche Bank AG	312	$12,442

Fresenius Medical Care AG & Co. KGaA	900	42,462

Henkel AG & Co KGaA, Preference shares	3,965	127,123

Metro AG	453	18,361

SAP AG	1,208	43,294

Siemens AG	1,368	102,464

		439,674

Hong Kong—0.18%
Esprit Holdings Ltd.	7,400	42,180

Ireland—0.76%
Bank of Ireland	12,823	15,109

CRH PLC	4,674	117,961

Elan Corp. PLC ADR*	7,800	46,800

		179,870

Italy—1.43%
ENI SpA	10,921	258,783

Intesa Sanpaolo SpA	14,486	52,178

Terna-Rete Elettrica Nazionale SpA	1,641	5,373

UniCredit SpA	8,433	20,994

		337,328

Japan—4.91%
Bank of Yokohama Ltd.	9,000	53,236

Canon, Inc.	2,300	72,201

Central Japan Railway Co.	3	25,929

Funai Electric Co., Ltd.	200	4,138

Honda Motor Co., Ltd.	3,700	80,243

ITOCHU Corp.	4,000	20,069

Japan Tobacco, Inc.	22	72,851

JFE Holdings, Inc.	1,300	34,385

Keyence Corp.	300	61,427

Komatsu Ltd.	3,300	41,801

Leopalace21 Corp.	1,800	18,251

Mitsui OSK Lines Ltd.	10,000	61,411

Mitsui Sumitomo Insurance Group Holdings, Inc.	1,300	41,461

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—(continued)

Japan—(concluded)
Nintendo Co., Ltd.	100	$38,419

Nippon Electric Glass Co., Ltd.	3,000	15,758

NTT DoCoMo, Inc.	22	43,368

Panasonic Corp.	1,000	12,530

Ricoh Co., Ltd.	4,000	50,941

Sankyo Co. Ltd.	800	40,406

Shin-Etsu Chemical Co., Ltd.	1,000	45,866

Sompo Japan Insurance, Inc.	6,000	43,939

Sumitomo Metal Industries Ltd.	24,000	59,148

Sumitomo Metal Mining Co., Ltd.	3,000	31,886

Sumitomo Mitsui Financial Group, Inc.(1)	7	30,322

Sumitomo Trust & Banking Co., Ltd.	7,000	41,429

Toyota Motor Corp.	3,600	117,838

		1,159,253

Luxembourg—0.26%
ArcelorMittal	2,566	61,849

Netherlands—1.13%
ASML Holding NV, Class G	1,500	27,105

ASML Holding NV	2,246	40,080

ING Groep NV CVA	1,696	17,728

Qiagen NV*	3,600	63,216

Reed Elsevier NV	1,709	20,136

Royal Dutch Shell PLC, Class B	3,899	98,128

		266,393

Norway—0.25%
Norsk Hydro ASA	8,200	33,117

Petroleum Geo-Services ASA*	6,500	26,529

		59,646

Portugal—0.14%
Portugal Telecom SGPS SA	4,000	33,944

Singapore—0.44%
DBS Group Holdings Ltd.	4,000	23,729

United Overseas Bank Ltd.	9,000	81,244

		104,973

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—(continued)

Spain—0.22%
Banco Santander SA	5,438	$52,483

Sweden—0.20%
Skandinaviska Enskilda Banken AB, Class A	5,000	40,163

Telefonaktiebolaget LM Ericsson, Class B	800	6,136

		46,299

Switzerland—2.56%
Adecco SA	1,185	40,221

Credit Suisse Group AG	1,719	47,116

Holcim Ltd.	688	39,615

Nestle SA	1,000	39,413

Novartis AG	490	24,551

Roche Holding AG	2,690	414,082

		604,998

United Kingdom—4.68%
Associated British Foods PLC	9,327	98,427

Barclays PLC	31,441	70,881

BP PLC	37,395	286,531

British Sky Broadcasting Group PLC	19,911	138,534

Centrica PLC	9,125	35,065

Prudential PLC	6,898	41,997

Rio Tinto PLC	1,931	41,839

Severn Trent PLC	1,077	18,649

Tesco PLC	37,699	196,408

Tullow Oil PLC	7,623	72,947

Vodafone Group PLC	47,085	94,787

Wolseley PLC	1,525	8,503

		1,104,568

United States—37.90%
Accenture Ltd., Class A	2,800	91,812

Aetna, Inc.	1,900	54,150

Affiliated Computer Services, Inc., Class A*	1,700	78,115

Aflac, Inc.	1,500	68,760

Allergan, Inc.	4,600	185,472

Amazon.com, Inc.*	2,000	102,560

American Electric Power Co., Inc.	2,500	83,200

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—(continued)

United States—(continued)
American Tower Corp., Class A*	2,400	$70,368

Amgen, Inc.*	2,400	138,600

Amphenol Corp., Class A	4,100	98,318

Analog Devices, Inc.	1,700	32,334

Apple, Inc.*	200	17,070

Arch Coal, Inc.	600	9,774

AT&T, Inc.	1,700	48,450

BioMarin Pharmaceutical, Inc.*	2,100	37,380

BorgWarner, Inc.	600	13,062

Burger King Holdings, Inc.	5,400	128,952

Burlington Northern Santa Fe Corp.	2,200	166,562

C.H. Robinson Worldwide, Inc.	600	33,018

C.R. Bard, Inc.	900	75,834

Capital One Financial Corp.	1,100	35,079

Carnival Corp.	2,300	55,936

Central European Distribution Corp.*	2,400	47,280

Citigroup, Inc.	5,900	39,589

CME Group, Inc.	100	20,811

Cognizant Technology Solutions Corp., Class A*	5,000	90,300

Comcast Corp., Class A	8,400	141,792

Complete Production Services, Inc.*	3,100	25,265

Concur Technologies, Inc.*	1,700	55,794

CONSOL Energy, Inc.	500	14,290

Constellation Brands, Inc., Class A*	11,200	176,624

Continental Resources, Inc.*	1,800	37,278

Costco Wholesale Corp.	400	21,000

Darden Restaurants, Inc.	600	16,908

Data Domain, Inc.*	1,600	30,080

DaVita, Inc.*	1,200	59,484

Dell, Inc.*	11,600	118,784

Digital Realty Trust, Inc. (REIT)	2,100	68,985

Discover Financial Services	4,200	40,026

Dun & Bradstreet Corp.	1,400	108,080

Ecolab, Inc.	3,500	123,025

EnergySolutions, Inc.	3,800	21,470

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—(continued)

United States—(continued)
ENSCO International, Inc.	2,100	$59,619

Estee Lauder Cos., Inc., Class A	3,000	92,880

Exelon Corp.	3,600	200,196

Express Scripts, Inc.*	1,300	71,474

F5 Networks, Inc.*	2,100	48,006

FedEx Corp.	2,000	128,300

Fifth Third Bancorp	6,500	53,690

FirstEnergy Corp.	200	9,716

Fiserv, Inc.*	3,200	116,384

Flowserve Corp.	700	36,050

Fortune Brands, Inc.	1,600	66,048

Gaylord Entertainment Co.*	1,900	20,596

General Electric Co.	16,400	265,680

Genzyme Corp.*	2,100	139,377

Halliburton Co.	3,100	56,358

Harsco Corp.	1,400	38,752

Henry Schein, Inc.*	1,300	47,697

Hewlett-Packard Co.	700	25,403

Hologic, Inc.*	2,500	32,675

Home Depot, Inc.	1,300	29,926

Illinois Tool Works, Inc.	6,400	224,320

Immucor, Inc.*	2,700	71,766

Intel Corp.	2,900	42,514

IntercontinentalExchange, Inc.*	600	49,464

JPMorgan Chase & Co.	1,100	34,683

Life Time Fitness, Inc.*	2,100	27,195

LKQ Corp.*	3,600	41,976

Macy’s, Inc.	4,800	49,680

Martin Marietta Materials, Inc.	500	48,540

Masco Corp.	7,600	84,588

Medco Health Solutions, Inc.*	1,800	75,438

Medtronic, Inc.	4,200	131,964

Merck & Co., Inc.	700	21,280

MetroPCS Communications, Inc.*	5,900	87,615

Micron Technology, Inc.*	14,900	39,336

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—(continued)

United States—(continued)
Micros Systems, Inc.*	3,600	$58,752

Microsoft Corp.	3,000	58,320

Monsanto Co.	200	14,070

Morgan Stanley	4,600	73,784

MSC Industrial Direct Co., Class A	800	29,464

Nasdaq OMX Group, Inc.*	1,500	37,065

National Oilwell Varco, Inc.*	800	19,552

NCR Corp.*	6,100	86,254

NetApp, Inc.*	6,400	89,408

Newfield Exploration Co.*	2,400	47,400

News Corp., Class A	3,200	29,088

NiSource, Inc.	5,900	64,723

Nuance Communications, Inc.*	5,400	55,944

Omnicom Group, Inc.	2,600	69,992

PACCAR, Inc.	1,200	34,320

Pediatrix Medical Group, Inc.*	800	25,360

Philip Morris International, Inc.	1,300	56,563

Praxair, Inc.	1,600	94,976

Psychiatric Solutions, Inc.*	2,200	61,270

Quanta Services, Inc.*	3,200	63,360

Quicksilver Resources, Inc.*	2,900	16,153

Range Resources Corp.	1,000	34,390

Red Hat, Inc.*	400	5,288

Republic Services, Inc.	2,710	67,181

Roper Industries, Inc.	900	39,069

SanDisk Corp.*	6,700	64,320

SBA Communications Corp., Class A*	4,300	70,176

Sempra Energy	2,200	93,786

Smith International, Inc.	700	16,023

Solera Holdings, Inc.*	3,900	93,990

Southwestern Energy Co.*	2,400	69,528

Sprint Nextel Corp.*	35,900	65,697

SPX Corp.	1,200	48,660

Starwood Hotels & Resorts Worldwide, Inc.	700	12,530

Stericycle, Inc.*	1,100	57,288

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Shares	Value

Common stocks—(concluded)

United States—(concluded)
Strayer Education, Inc.	300	$64,323

Symantec Corp.*	9,300	125,736

SYSCO Corp.	14,100	323,454

Target Corp.	1,400	48,342

TD Ameritrade Holding Corp.*	8,400	119,700

Teradata Corp.*	2,500	37,075

Tessera Technologies, Inc.*	2,800	33,264

Thermo Fisher Scientific, Inc.*	2,600	88,582

Time Warner, Inc.	2,000	20,120

UnitedHealth Group, Inc.	800	21,280

Viacom, Inc., Class B*	1,700	32,402

VMware Inc., Class A*	2,276	53,918

Waddell & Reed Financial, Inc., Class A	1,700	26,282

Wells Fargo & Co.	10,600	312,488

WMS Industries, Inc.*	4,300	115,670

Wyeth	5,100	191,301

Wynn Resorts Ltd.*	400	16,904

Xilinx, Inc.	900	16,038

XTO Energy, Inc.	900	31,743

		8,953,223

Total common stocks (cost—$23,023,689)		14,980,412

	Number of
	rights

Rights—0.02%

Singapore—0.02%
DBS Group Holdings Ltd., expires 01/20/09*(1) (cost—$0)	2,000	4,341

	Units

Investment companies—33.65%

UBS U.S. Equity Alpha Relationship Fund*(2)	526,890	3,942,771

UBS U.S. Large Cap Growth Equity Relationship Fund*(2)	512,596	4,006,806

Total investment companies (cost—$12,654,265)		7,949,577

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

	Face
	amount		Value

Short-term investment—0.70%

Certificate of deposit—0.70%
Royal Bank of Scotland PLC, 5.972%, due 01/20/09(3)
(cost—$295,518)	GBP	150,000	$165,960

Total investments—97.79% (cost—$35,973,472)			23,100,290

Cash and other assets, less liabilities—2.21%			523,013

Net assets—100.00%			$23,623,303

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $30,752,183; and net unrealized depreciation consisted of:

Gross unrealized appreciation			$277,799

Gross unrealized depreciation			(7,929,692)

Net unrealized depreciation			$(7,651,893)

*	Non-income producing security.
(1)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2008, the value of these securities amounted to $38,272 and 0.16% of net assets.
(2)	Investment in affiliated mutual fund.
(3)	The rate shown reflects the yield at December 31, 2008.
ADR	American depositary receipt
CVA	Dutch certification—depository certificate
Preference
shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust

Currency type abbreviation:
GBP	Great Britain Pound

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

Forward foreign currency contracts
SMA Relationship Trust—Series A had the following open forward foreign currency contracts as of December 31, 2008:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	1,890,000	USD	1,239,437	06/18/09	$(63,147)

Canadian Dollar	150,000	USD	123,051	06/18/09	1,315

Canadian Dollar	2,475,000	USD	1,982,839	06/18/09	(25,808)

Euro	445,000	USD	626,849	06/18/09	11,081

Euro	3,700,000	USD	4,824,763	06/18/09	(295,104)

Great Britain Pound	125,000	USD	186,270	06/18/09	6,880

Hong Kong Dollar	2,530,000	USD	326,503	06/18/09	(233)

Japanese Yen	66,300,000	USD	722,868	06/18/09	(11,325)

New Taiwan Dollar	8,300,000	USD	254,797	03/04/09	1,181

New Taiwan Dollar	17,300,000	USD	514,575	03/04/09	(14,046)

Saudi Arabian Riyal	2,500,000	USD	662,287	03/04/09	(3,481)

Singapore Dollar	420,000	USD	282,436	06/18/09	(8,588)

South African Rand	2,830,000	USD	266,760	06/18/09	(27,219)

Swedish Krona	2,710,000	USD	354,621	06/18/09	11,581

United States Dollar	332,609	AUD	485,000	06/18/09	1,652

United States Dollar	258,348	CAD	310,000	06/18/09	(6,760)

United States Dollar	787,980	EUR	575,000	06/18/09	7,675

United States Dollar	383,665	EUR	270,000	06/18/09	(10,053)

United States Dollar	356,134	GBP	235,000	06/18/09	(18,880)

United States Dollar	263,079	KRW	352,000,000	03/04/09	17,276

United States Dollar	602,055	MYR	2,168,000	03/04/09	23,473

United States Dollar	664,575	SAR	2,500,000	03/04/09	1,192

United States Dollar	2,260,097	SEK	18,220,000	06/18/09	46,246

United States Dollar	422,647	SEK	3,270,000	06/18/09	(8,721)

United States Dollar	1,575,019	TWD	51,700,000	03/04/09	4,733

Net unrealized depreciation on forward foreign currency contracts					$(359,080)

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
KRW	Korean Won
MYR	Malaysian Ringgit
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

Futures contracts
SMA Relationship Trust—Series A had the following open futures contracts as of December 31, 2008:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US treasury futures sell contracts:
10 Year US Treasury Notes,
18 contracts (USD)	March 2009	$(2,178,451)	$(2,263,500)	$(85,049)

Index futures buy contracts:
Amsterdam Exchanges Index,
43 contracts (EUR)	January 2009	2,935,407	2,981,886	46,479

FTSE 100 Index,
54 contracts (GBP)	March 2009	3,327,857	3,437,785	109,928

IBEX 35 Index,
2 contracts (EUR)	January 2009	253,733	258,327	4,594

MSCI Taiwan Index,
29 contracts (USD)	January 2009	512,009	510,079	(1,930)

NIKKEI 225 Index,
2 contracts (JPY)	March 2009	184,526	199,285	14,759

S&P MIB Index,
6 contracts (EUR)	March 2009	807,796	824,014	16,218

Index futures sell contracts:
CAC 40 Euro Index,
13 contracts (EUR)	January 2009	(585,377)	(586,955)	(1,578)

DAX Index,
5 contracts (EUR)	March 2009	(824,196)	(857,903)	(33,707)

FTSE/JSE Top 40 Index,
23 contracts (ZAR)	March 2009	(491,517)	(498,868)	(7,351)

Hang Seng Stock Index,
4 contracts (HKD)	January 2009	(391,530)	(375,218)	16,312

MSCI Singapore Index,
11 contracts (SGD)	January 2009	(335,071)	(337,059)	(1,988)

OMXS 30 Index,
16 contracts (SEK)	January 2009	(134,544)	(135,798)	(1,254)

S&P 500 Index,
55 contracts (USD)	March 2009	(2,457,660)	(2,475,275)	(17,615)

S&P MidCap 400 Index,
71 contracts (USD)	March 2009	(3,557,696)	(3,814,120)	(256,424)

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2008

Futures contracts (concluded)

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

S&P Toronto Stock Exchange
60 Index, 35 contracts (CAD)	March 2009	$(2,919,095)	$(3,061,401)	$(142,306)

SPI 200 Index,
25 contracts (AUD)	March 2009	(1,540,787)	(1,641,718)	(100,931)

Interest rate futures buy contracts:
Australian 10 Year Bond,
29 contracts (AUD)	March 2009	2,302,173	2,353,393	51,220

Euro-Bund,
18 contracts (EUR)	March 2009	3,111,918	3,123,609	11,691

Interest rate futures sell contracts:
Canadian 10 Year Bond,
19 contracts (CAD)	March 2009	(1,851,613)	(1,950,944)	(99,331)

Long Gilt,
19 contracts (GBP)	March 2009	(3,203,056)	(3,372,861)	(169,805)

SGX Mini Japanese 10 Year
Bond, 35 contracts (JPY)	March 2009	(5,373,657)	(5,395,753)	(22,096)

Net unrealized depreciation on futures contracts				$(670,164)

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements

SMA Relationship Trust—Series M

February 17, 2009

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2008.

Performance
In an attempt to boost a weakening US economy and address other concerns, the Federal Reserve Board lowered the federal funds rate seven times during the reporting period. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) These decreases caused the yields of the securities in which the Fund invests to decline, lowering the Fund’s overall yield.

Over the 12 months ended December 31, 2008, the Fund declined 3.52%, compared with the 2.47% decline of its benchmark, the Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index), the “Index”. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 30.)	SMA Relationship
Trust—Series M

Investment goal:
Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio manager:
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Lead Portfolio Manager Elbridge T. Gerry
Q.	Can you describe the overall economic environment during the reporting period?
A.	Overall, economic growth slowed during the 12-month reporting period. However, US gross domestic product (“GDP”) grew 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth accelerated to 2.8%. This relatively strong showing was due, in part, to rising exports and the declining dollar, which made US goods more attractive overseas. Economic growth then weakened significantly in the third quarter of 2008. Given a sharp decline in personal spending, intensification of the credit crunch and ongoing housing market weakness, third quarter

SMA Relationship Trust—Series M

GDP growth was down 0.5%, and fourth quarter 2008 growth was estimated to be down 3.8%.

The National Bureau of Economic Research (“NBER”) announced that the US was in a recession, which began back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a deep and prolonged recession.

During the reporting period, the Fed pumped billions of dollars into the financial system in an attempt to stabilize the markets following Lehman Brothers’ bankruptcy. It also announced an $85 billion rescue plan for insurance giant AIG. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Assets Relief Program—the implementation of which continues to evolve.

The Fed reduced the fed funds rate on seven occasions during the reporting period. When 2008 began, the fed funds rate was 4.25%. Given the continuation of the credit crunch and weakening economy, the Fed cut rates four times from January through April 2008, to 2.00%. In response to inflationary pressures, the Fed held interest rates steady from April through September 2008.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%.

During its meeting on December 16, the Fed cut the fed funds rate aggressively, bringing it to a range of 0.00% to 0.25%—a record low. In conjunction with its December meeting, the Fed stated that it will: “... employ all available tools to promote the resumption of sustainable economic growth.”

SMA Relationship Trust—Series M

Q.	How did the overall US bond and municipal markets perform during the reporting period?
A.	During the reporting period, US Treasury yields fluctuated in response to mixed signals regarding the economy, inflation and expectations regarding future Fed monetary policy. Treasury yields ultimately moved sharply lower (and their prices higher), given the Fed’s numerous interest rate cuts and increased investor risk aversion.

In contrast, non-Treasury sectors (also known as spread sectors) generated extremely poor results. This was especially true during periods of indiscriminate selling that occurred when overleveraged investors were forced to sell securities into a highly illiquid market. Overall, during the 12 months ended December 31, 2008, the US bond market, as measured by the Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index), returned 5.23%.

The municipal market was negatively impacted by issues related to monoline bond insurers and their creditworthiness, forced selling by highly leveraged hedge funds, a lack of liquidity and increased risk aversion. In addition, there were concerns that the rapidly weakening economy could impact some issuers’ ability to meet their debt obligations. All told, the Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) declined 2.47% during the 12-month reporting period.

Q.	How did you manage the Fund over the reporting period?
A.	A key aspect of our investment process is to conduct careful analysis of the credit quality of the underlying issuers of securities, regardless of the existence of insurance enhancement. Throughout the reporting period, we continued to be underweight to insured issues—especially from downgraded monoline insurers—and to focus on high-quality underlying positions. This approach benefited the Fund, as the quality of underlying issuers was critical given increased investor risk aversion during the reporting period.

We continued to position the Fund defensively, keeping its duration slightly shorter than that of its benchmark, which benefited performance during the period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

During the reporting period, the yield curve steepened, and the short end performed better than the long end did. As a result, Fund holdings with maturities less than 10 years benefited performance,

SMA Relationship Trust—Series M

while holdings with maturities greater than 10 years detracted from results. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A “steepening yield curve” is one in which long-term bond yields increase relative to those of short-term bonds.)

In addition, futures trading, in which we were short (underweight) Treasuries and long (overweight) municipal securities, contributed negatively to performance as Treasuries significantly outperformed their municipal bond counterparts during the reporting period.

Q.	From a sector perspective, which areas did you find attractive, and which did you avoid?
A.	We found what we believed were opportunities across a range of sectors and, as always, sought to keep the Fund well-diversified. One area that enhanced the Fund’s performance was its pre-refunded bond exposure, as it was the strongest-performing sector within the municipal market during the period. These types of bonds are secured by an escrow fund of US government obligations sufficient to pay off the entire issue of refunded bonds at maturity. The rating of the refunded bond generally assumes the rating of the government obligation at the time the vehicle is established.

Elsewhere, general obligation bonds, which are backed by the full faith and credit of the municipality issuing the securities, were positive contributors to performance, as were bonds of issuers offering essential services—such as water and power. Bonds of this type generally remain relatively unaffected by economic downturns, and provide a steady stream of income.

On the downside, we were not able to avoid the overall weakness that prevailed in the municipal market during the year. The Fund’s exposures to the hospital, airport and tobacco sectors detracted from performance when these sectors performed poorly.

Q.	What is your outlook for the economy and the municipal bond market?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain elevated. We also expect Fund yields to remain low in the near future, in light of the historically low fed funds rate.

SMA Relationship Trust—Series M

Given the ongoing credit crunch, the still-slowing housing market and a weakening labor market, we believe that the US economy should continue to contract in the upcoming months. However, while growth has weakened considerably, we believe a complete collapse in the economy and a period of prolonged deflation are unlikely given the extraordinary combination of global fiscal and monetary policy responses. In addition, we believe the Obama administration’s fiscal stimulus package should provide additional support to the economy as the year progresses.

In the municipal bond market, liquidity continues to be an issue. Some of the largest dealers have scaled back or eliminated their municipal trading operations, while others, such as Bear Stearns and Lehman Brothers, cease to exist. Given the lack of liquidity, concerns regarding bond insurers and increased investor risk aversion, municipal spreads remain wide from a historical perspective. We have also seen significant price dislocations between bid and ask prices across municipal securities and sectors.

It is our strong belief that the municipal market currently offers numerous compelling opportunities, as certain high-quality securities are attractively valued, in our opinion. We are confident that our investment strategy and process—focused on underlying credit research and enhanced risk management—will enable us to capitalize on these opportunities for the Fund.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series M
Head—Americas
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Lead Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns

	1 year	5 years	10/08/03(1)
	ended	ended	to
	12/31/08	12/31/08	12/31/08

SMA Relationship Trust—Series M	(3.52)%	2.61%	2.85%

Barclays Capital Municipal Bond Index(2)	(2.47)%	2.71%	3.04%

(1)	Performance inception date of SMA Relationship Trust—Series M.

(2)	The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Performance at a glance (unaudited) (concluded)

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series M versus the Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) from October 8, 2003, which is the fund inception date, through December 31, 2008.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets
As of December 31, 2008

Long-term municipal bonds:
Arizona	1.30%

Colorado	2.08

Connecticut	1.32

Delaware	4.05

Georgia	4.49

Illinois	15.53

Indiana	4.82

Maryland	4.39

Massachusetts	4.71

Michigan	3.30

Nevada	5.32

New Jersey	5.85

New York	14.15

North Carolina	3.27

Ohio	3.88

Puerto Rico	4.08

South Carolina	1.81

Texas	11.82

Washington	1.84

Total long-term municipal bonds	98.01

Short-term investment	1.42

Total investments	99.43

Cash and other assets, less liabilities	0.57

Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2008

	Face
	amount	Value

Long-term municipal bonds—98.01%

Arizona—1.30%
Salt River Project Agricultural Improvement &
Power District Revenue Bonds,
Series A, 5.125%, due 01/01/27	$3,465,000	$3,483,018

Colorado—2.08%
Colorado Health Facilities Authority Revenue Bonds,
Series E, 5.125%, due 11/15/16(1),(2)	360,000	422,363

Series E, 5.125%, due 11/15/25(2)	6,290,000	5,148,553

		5,570,916

Connecticut—1.32%
State of Connecticut General Obligation Bonds,
Series C, 5.000%, due 11/01/11	3,280,000	3,544,270

Delaware—4.05%
State of Delaware General Obligation Bonds
Series A, 5.000%, due 01/01/12	10,000,000	10,869,300

Georgia—4.49%
State of Georgia General Obligation Bonds,
Series E, 5.000%, due 08/01/19	5,000,000	5,487,250

Series E, 5.000%, due 08/01/21	6,160,000	6,549,312

		12,036,562

Illinois—15.53%
Chicago Metropolitan Water Reclamation
District-Greater Chicago General Obligation Bonds,
5.000%, due 12/01/18	11,770,000	12,674,054

Chicago O’Hare International Airport Revenue Bonds,
Series B, MBIA, 5.250%, due 01/01/18	10,000,000	10,370,100

City of Chicago General Obligation Bonds,
Series B, AMBAC, 5.000%, due 12/01/20	8,450,000	8,680,262

De Witt Ford County Community School
District No.540 General Obligation Bonds,
FSA, 5.000%, due 12/01/24	8,425,000	8,236,617

Will County Community School
District No. 161 General Obligation Bonds,
FGIC, 4.441%, due 01/01/12(3)	1,915,000	1,684,549

		41,645,582

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2008

	Face
	amount	Value

Long-term municipal bonds—(continued)

Indiana—4.82%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue Bonds,
Series B, 5.000%, due 02/15/17	$2,000,000	$1,799,960

Series B, 5.000%, due 02/15/30	5,075,000	3,437,754

Purdue University Revenue Bonds,
Series A, 5.000%, due 07/01/13(1)	6,850,000	7,701,866

		12,939,580

Maryland—4.39%
Howard County General Obligation Bonds,
Series B, 5.000%, due 02/15/11	11,035,000	11,764,414

Massachusetts—4.71%
Commonwealth of Massachusetts
General Obligation Bonds,
Series E, 5.500%, due 01/01/11	5,000,000	5,344,500

Massachusetts State Water Pollution
Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	6,495,000	7,281,480

		12,625,980

Michigan—3.30%
Birmingham City School
District General Obligation Bonds,
5.000%, due 11/01/28	2,000,000	2,013,940

Michigan Municipal Bond
Authority Revenue Bonds,
FSA, 5.000%, due 06/01/15	6,290,000	6,836,538

		8,850,478

Nevada—5.32%
Clark County General Obligation Bonds,
AMBAC, 5.000%, due 11/01/21	5,235,000	5,250,810

Clark County School
District General Obligation Bonds,
Series B, AMBAC, 5.000%, due 06/15/19	8,650,000	9,018,576

		14,269,386

New Jersey—5.85%
New Jersey Economic Development Authority Revenue Bonds,
5.375%, due 06/15/14	1,240,000	1,141,953

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2008

	Face
	amount	Value

Long-term municipal bonds—(continued)

New Jersey—(concluded)
New Jersey State Transportation
Trust Fund Authority Revenue Bonds,
Series A, 5.250%, due 12/15/20(4)	$10,000,000	$10,310,900

Series A, 5.500%, due 12/15/21	4,070,000	4,236,219

		15,689,072

New York—14.15%
Long Island Power Authority Electric System Revenue Bonds,
Series E, 5.000%, due 12/01/17	5,000,000	5,199,900

Metropolitan Transportation Authority Revenue Bonds,
Series A, 5.000%, due 11/15/25	10,000,000	9,267,500

New York City Municipal Water Finance Authority Revenue Bonds,
Series E, FSA-CR, 5.000%, due 06/15/26	7,475,000	7,346,729

New York State Environmental Facilities Corp. Revenue Bonds,
Series I, 5.000%, due 06/15/33	5,095,000	4,900,218

Triborough Bridge & Tunnel Authority Revenue Bonds,
Series C, 5.000%, due 11/15/22	6,305,000	6,392,955

AMBAC, 5.125%, due 11/15/26	5,000,000	4,826,650

		37,933,952

North Carolina—3.27%
North Carolina Eastern Municipal Power Agency
Power Systems Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	5,613,762

Series A, 6.400%, due 01/01/21(1)	1,000,000	1,214,330

North Carolina Medical Care Commission
Health Care Facilities Revenue Bonds,
5.000%, due 11/01/34	2,360,000	1,947,519

		8,775,611

Ohio—3.88%
Buckeye Tobacco Settlement Financing Authority Revenue Bonds,
Series A-2, 5.125%, due 06/01/24	15,670,000	10,414,282

Puerto Rico—4.08%
Puerto Rico Highway & Transportation Authority Revenue Bonds,
Series N, 5.500%, due 07/01/23	3,320,000	2,728,874

University of Puerto Rico Revenue Bonds,
Series P, 5.000%, due 06/01/20	10,000,000	8,218,100

		10,946,974

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2008

	Face
	amount	Value

Long-term municipal bonds—(concluded)

South Carolina—1.81%
Greenville County School District Installment Revenue Bonds,
5.000%, due 12/01/28	$5,000,000	$4,852,500

Texas—11.82%
City of Brownsville General Obligation Bonds,
AMBAC, 6.045%, due 02/15/11(3),(4)	2,030,000	1,796,408

North East Independent School District
General Obligation Bonds,
Series A, PSF-GTD, 5.000%, due 08/01/27	10,000,000	10,082,900

San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/19	10,000,000	10,525,500

Tarrant County Cultural Education
Facilities Finance Corp. Revenue Bonds,
Series A, 5.000%, due 02/15/22	10,000,000	9,288,800

		31,693,608

Washington—1.84%
State of Washington General Obligation Bonds,
Series B, FSA, 5.000%, due 07/01/29	5,000,000	4,936,900

Total long-term municipal bonds (cost—$280,493,579)		262,842,385

	Shares

Short-term investment—1.42%

JPMorgan Tax Free Money Market Fund,
0.867%(5) (cost—$3,797,735)	3,797,735	3,797,735

Total investments—99.43% (cost—$284,291,314)		266,640,120

Cash and other assets, less liabilities—0.57%		1,533,383

Net assets—100.00%		$268,173,503

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2008

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $284,291,314; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,312,245

Gross unrealized depreciation	(19,963,439)

Net unrealized depreciation	$(17,651,194)

(1)	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.
(2)	Floating rate security—The interest rates shown are the current rates as of December 31, 2008.
(3)	Rate shown reflects annualized yield at December 31, 2008 on zero coupon bond.
(4)	Security, or a portion thereof, was delivered to the broker to cover margin requirements for futures contracts.
(5)	The rate shown reflects the yield at December 31,2008.

AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance
FSA-CR	Financial Security Assurance Custodial Receipts
MBIA	MBIA Inc.
PSF-GTD	Permanent School Fund Guaranteed

Futures contracts
SMA Relationship Trust—Series M had the following open futures contracts as of December 31, 2008:

	Expiration	Cost/		Unrealized
	date	(proceeds)	Value	depreciation

US treasury futures sell contracts:
US Long Bond,
100 contracts (USD)	March 2009	$(13,338,902)	$(13,804,688)	$(465,786)

The segregated aggregate market value of investments delivered to broker to cover margin requirements for the open futures positions at December 31, 2008 was $1,366,101.

Currency type abbreviation:
USD	United States Dollar

See accompanying notes to financial statements

SMA Relationship Trust—Series T

February 17, 2009

Dear shareholder,
We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2008.

Performance
 Escalating issues in the mortgage market, including a rising level of homeowner defaults, negatively impacted the securitized sectors and the Fund significantly over the course of the reporting period. In particular, holdings of nonagency mortgage-backed securities—which are not represented in the Fund’s benchmarks—contributed significantly to the Fund’s underperformance of its benchmarks.

Over the 12 months ended December 31, 2008, the Fund declined 39.00%. During the same period, its benchmarks, the Barclays Capital US Credit Index (formerly the Lehman Brothers US Credit Index) declined 3.08%, and the Barclays Capital MBS Fixed Rate Index (formerly the Lehman Brothers MBS Fixed Rate Index) returned 8.34%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 43.)	SMA Relationship
Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio managers:
Portfolio Management Team, including Michael Dow* and Justin Tabellione
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with the Portfolio Managers
Q.	Can you describe the overall economic environment during the reporting period?
A.	Overall, economic growth slowed during the 12-month reporting period. However, US gross domestic product (“GDP”) grew 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth accelerated to 2.8%. This relatively strong showing was due, in part, to rising exports

*	Note: A management change occurred during the reporting period. Michael Dow, an executive director and Head of US Long Duration at UBS Global Asset Management (Americas) Inc., became Lead Portfolio Manager of the Fund during the reporting period, replacing John Penicook.

SMA Relationship Trust—Series T

and the declining dollar, which made US goods more attractive overseas. Economic growth then weakened significantly in the third quarter of 2008. Given a sharp decline in personal spending, intensification of the credit crunch and ongoing housing market weakness, third quarter GDP growth was down 0.5% and fourth quarter 2008 growth was estimated to be down 3.8%.

The National Bureau of Economic Research (“NBER”) proclaimed that the US was in a recession, which began back in December 2007. The NBER defines a recession as “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	The Fed has been aggressive in attempting to stabilize the markets and keep the US economy from falling into a deep and prolonged recession.

During the reporting period, the Fed pumped billions of dollars into the financial system in an attempt to stabilize the markets following Lehman Brothers’ bankruptcy. It also announced an $85 billion rescue plan for insurance giant AIG. The US Treasury Department was actively involved as well, as it took over mortgage finance companies Fannie Mae and Freddie Mac and introduced its Troubled Assets Relief Program—the implementation of which continues to evolve.

The Fed reduced the fed funds rate on seven occasions during the reporting period. When 2008 began, the fed funds rate was 4.25%. Given the continuation of the credit crunch and weakening economy, the Fed cut rates four times from January through April 2008, to 2.00%. In response to inflationary pressures, the Fed held interest rates steady from April through September 2008.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed again moved into action in October 2008. It first lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed’s regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%.

SMA Relationship Trust—Series T

During its meeting on December 16, the Fed cut the fed funds rate aggressively, bringing it to a range of 0.00% to 0.25%—a record low. In conjunction with its December meeting, the Fed stated that it will “... employ all available tools to promote the resumption of sustainable economic growth.”

Q.	How did the bond market perform during the reporting period?
A.	During the reporting period, Treasury yields fluctuated in response to mixed signals regarding the economy, inflation and expectations regarding future Fed monetary policy. Treasury yields ultimately moved sharply lower (and their prices higher), given the Fed’s numerous interest rate cuts and increased investor risk aversion.

In contrast, non-Treasury sectors (also known as spread sectors) generated extremely poor results. This was especially true during periods of indiscriminate selling that occurred when over-leveraged investors were forced to sell securities into a highly illiquid market. During the 12 months ended December 31, 2008, the overall US bond market, as measured by the Barclays Capital US Aggregate Index (formerly the Lehman Brothers US Aggregate Index), returned 5.23%.

Q.	How was the Fund positioned in the various sectors of the fixed income market?
A.	Security selection within the mortgage-backed sector was the largest detractor from the Fund’s performance during the reporting period. The Fund held out-of-index, nonagency mortgage-backed securities (MBS).(1) While these securities have historically performed similarly to agency mortgage-backed securities, this relationship changed in the wake of the housing downturn. The severe weakness in the US housing market and subsequent deterioration in the underlying mortgage loans, coupled with illiquidity and a lack of government support, led nonagency MBS to perform poorly and lag their agency counterparts significantly.

In recent months, we have made significant strides in an effort to transition the portfolio away from nonagency MBS. However, we continued to add agency MBS, specifically Fannie Mae and Freddie Mac 30-year securities, given their backing by the US government. Our agency MBS performed well and enhanced results late in the reporting period.

The Fund’s commercial mortgage-backed security (CMBS) holdings also performed poorly during the 12-month period. While we favored

(1)	These securities are generally considered liquid and high-quality, but are not government guaranteed.

SMA Relationship Trust—Series T

AAA-rated super senior CMBS, they, too were negatively impacted by increased risk aversion and fears that the weakening economy would adversely affect the commercial real estate market. CMBS spreads—the difference between the yields paid on these securities versus those paid on US Treasury bonds—reached historically wide levels during the fourth quarter of 2008, and they remained elevated at the end of the reporting period. We selectively added to the Fund’s exposure to AAA-rated CMBS at the top of the capital structure as we felt they offered high-quality cash flows and compelling long-term appreciation potential.

Our relatively modest weighting in the investment grade sector benefited performance as spreads in this area reached all-time wide levels. However, a number of corporate bond holdings, including Lehman Brothers and Washington Mutual, detracted from results. Given their elevated spreads, we felt the potential for a marked increase in defaults had been more than amply priced in, making investment grade corporate bonds attractively valued. Therefore, we tactically added to the Fund’s positions in this area during the second half of the reporting period.

In terms of the high yield bond market, we reduced the Fund’s exposure in the first half of the reporting period, as we were concerned about the sector’s prospects given the rapidly weakening economy and the likelihood for rising defaults. This positioning positively contributed to the Fund’s performance as high yield spreads moved to all-time wide levels in the fourth quarter of 2008.

Q.	What is your outlook for the economy?
A.	While the extraordinary actions by the Fed and other government initiatives to add liquidity and restore confidence have provided some relief to the credit-related issues plaguing the markets, we expect volatility to remain elevated. We also expect Treasury yields to remain at relatively low levels.

Given the ongoing credit crunch, the still-slowing housing market and a weakening labor market, we believe that the US economy should continue to contract in the upcoming months. However, while growth has weakened considerably, we believe a complete collapse in the economy and a period of prolonged deflation is unlikely given the extraordinary combination of global fiscal and monetary policy responses. In addition, the Obama administration’s fiscal stimulus package should provide additional support as the year progresses.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series T
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Michael Dow
Lead Portfolio Manager
SMA Relationship Trust—Series T
Managing Director and Head of US Long Duration
UBS Global Asset Management (Americas) Inc.

Justin Tabellione
Portfolio Management Team Member
SMA Relationship Trust—Series T
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended December 31, 2008. The views and opinions in the letter were current as of February 17, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns

	1 year	5 years	10/09/03(1)
	ended	ended	to
	12/31/08	12/31/08	12/31/08

SMA Relationship Trust—Series T	(39.00)%	(7.46)%	(6.89)%

Barclays Capital US Credit Index(2)	(3.08)%	2.65%	2.96%

Barclays Capital MBS Fixed Rate Index(3)	8.34%	5.54%	5.62%

(1)  Performance inception date of SMA Relationship Trust—Series T.

(2)  Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) is a sub-index of the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers US Government/Credit Index), which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)  Barclays Capital MBS Fixed Rate Index (formerly known as the Lehman Brothers MBS Fixed Rate Index) covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), Freddie Mac (formerly known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formerly known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Performance at a glance (unaudited) (concluded)

Comparison of change in value of a $10,000 investment in the SMA Relationship Trust—Series T versus the Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) and the Barclays Capital MBS Fixed Rate Index (formerly known as the Lehman Brothers MBS Fixed Rate Index) from October 9, 2003, which is the fund inception date, through December 31, 2008.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Industry diversification (unaudited)(1)
As a percentage of net assets
As of December 31, 2008

Investment companies
UBS Corporate Bond Relationship Fund	31.61%

UBS U.S. Securitized Mortgage Relationship Fund	64.13

Total investment companies	95.74

Short-term investment	0.00 (2)

Total investments	95.74

Cash and other assets, less liabilities	4.26

Net assets	100.00%

(1)	Figures represent the industry breakdown of direct investments of the SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.
(2)	Amount represents less than 0.005%.

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2008

	Shares/units	Value

Investment companies—95.74%

UBS Corporate Bond Relationship Fund*(1)	3,811,001	$42,711,407

UBS U.S. Securitized Mortgage Relationship Fund*(1)	13,855,225	86,654,737

Total investment companies (cost—$213,068,541)		129,366,144

Short-term investment—0.00%(2)

JPMorgan Liquid Assets Money Market Fund,
1.816%(3) (cost—$288)	288	288

Total investments—95.74% (cost—$213,068,829)		129,366,432

Cash and other assets, less liabilities—4.26%		5,755,044

Net assets—100.00%		$135,121,476

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $228,851,448; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—

Gross unrealized depreciation	(99,485,016)

Net unrealized depreciation	$(99,485,016)

*	Non-income producing security.
(1)	Investment in affiliated mutual fund.
(2)	Amount represents less than 0.005%.
(3)	The rate shown reflects the yield at December 31, 2008.

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
 As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2008 to December 31, 2008.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)
	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series A	July 1, 2008	December 31, 2008	07/01/08 to 12/31/08

Actual	$1,000.00	$806.70	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,025.14	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series M	July 1, 2008	December 31, 2008	07/01/08 to 12/31/08

Actual	$1,000.00	$964.00	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,025.14	—

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series T	July 1, 2008	December 31, 2008	07/01/08 to 12/31/08

Actual	$1,000.00	$716.20	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,025.14	—

*	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

SMA Relationship Trust

Statements of assets and liabilities—December 31, 2008

	Series A	Series M	Series T

Assets:
Investments in securities of unaffiliated
issuers, at value (cost $23,319,207,
$284,291,314 and $288, respectively)	$15,150,713	$266,640,120	$288

Investments in securities of affiliated
issuers, at value (cost $12,654,265,
$0 and $213,068,541, respectively)	7,949,577	—	129,366,144

Foreign currency, at value
(cost $452,147, $0 and $0, respectively)	443,900	—	—

Cash	—	53,125	—

Receivables:

Fund shares sold	416,524	240,450	15,718,163

Investment securities sold	7,334	—	1,000,000

Dividends and interest	34,923	3,291,630	2,259

Variation margin	—	337,500	—

Foreign tax reclaims	7,412	—	—

Cash collateral for futures contracts	3,425,038	—	—

Outstanding swap agreements, at value	434,633	—	—

Unrealized appreciation on forward foreign
currency contracts	134,285	—	—

Other assets	—	19,449	20,577

Total assets	28,004,339	270,582,274	146,107,431

Liabilities:
Payables:

Fund shares redeemed	43,077	2,355,639	886,982

Investment securities purchased	103,444	—	10,000,000

Variation margin	132,483	—	—

Due to custodian	829,531	—	98,973

Due to broker	—	53,132	—

Outstanding swap agreements, at value	2,779,136	—	—

Unrealized depreciation on forward foreign
currency contracts	493,365	—	—

Total liabilities	4,381,036	2,408,771	10,985,955

Net assets	$23,623,303	$268,173,503	$135,121,476

Net assets:
Beneficial interest	$43,846,845	$306,570,364	$363,905,550

Accumulated undistributed (distributions
in excess of) net investment income	1,485,223	—	(21,564)

Accumulated net realized loss	(5,558,682)	(20,279,881)	(145,060,113)

Net unrealized depreciation	(16,150,083)	(18,116,980)	(83,702,397)

Net assets	$23,623,303	$268,173,503	$135,121,476

Shares outstanding	4,181,494	28,369,067	26,903,267

Net asset value per share	$5.65	$9.45	$5.02

See accompanying notes to financial statements

SMA Relationship Trust

Statements of operations
For the year ended December 31, 2008

	Series A(1)	Series M	Series T

Investment income:
Dividends	$400,650	$—	$61,973

Interest	33,651	23,939,496	—

Foreign tax withheld	(25,403)	—	—

Total/Net investment income	408,898	23,939,496	61,973

Realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) from:
Investments in unaffiliated issuers	(1,414,503)	(16,451,268)	—

Investments in affiliated issuers	(345,735)	—	(62,561,361)

Futures contracts	5,727,438	(3,250,595)	—

Swap agreements	569,783	—	—

Foreign forward currency transactions	2,404,988	—	—

Net realized gain (loss)	6,941,971	(19,701,863)	(62,561,361)

Change in net unrealized
appreciation (depreciation) of:
Investments	(12,873,182)	(18,786,455)	(94,690,817)

Futures contracts	(670,164)	(1,043,804)	—

Swap agreements	(2,344,503)	—	—

Foreign forward currency contracts	(359,080)	—	—

Translation of other assets and liabilities
denominated in foreign currency	96,846	—	—

Change in net unrealized appreciation
(depreciation)	(16,150,083)	(19,830,259)	(94,690,817)

Net realized and unrealized loss from
investment activities	(9,208,112)	(39,532,122)	(157,252,178)

Net decrease in net assets
resulting from operations	$(8,799,214)	$(15,592,626)	$(157,190,205)

(1)	For the period April 2, 2008 (commencement of operations) to December 31, 2008.

See accompanying notes to financial statements

SMA Relationship Trust

Statements of changes in net assets

	For the year ended December 31, 2008

	Series A(1)	Series M	Series T

From operations:
Net investment income	$408,898	$23,939,496	$61,973

Net realized gain (loss) from:

Investment transactions	(1,760,238)	(16,451,268)	(62,561,361)

Futures contracts	5,727,438	(3,250,595)	—

Swap agreements	569,783	—	—

Foreign forward currency transactions	2,404,988	—	—

Net change in net unrealized
appreciation (depreciation) of:
Investments	(12,873,182)	(18,786,455)	(94,690,817)

Futures contracts	(670,164)	(1,043,804)	—

Swap agreements	(2,344,503)	—	—

Foreign forward currency contracts	(359,080)	—	—

Translation of other assets and liabilities
denominated in foreign currency	96,846	—	—

Net decrease in net assets
resulting from operations	(8,799,214)	(15,592,626)	(157,190,205)

Dividends/distributions to
shareholders from:
Net investment income	(2,885,263)	(23,948,157)	(31,206,751)

Net realized gains	(3,785,862)	(430,379)	—

Total dividends and distributions to
shareholders	(6,671,125)	(24,378,536)	(31,206,751)

From beneficial interest
transactions:
Proceeds from shares sold	61,641,855	135,537,966	98,535,129

Reinvestment of distributions	13,185	—	—

Cost of shares redeemed	(22,561,398)	(579,999,909)	(470,754,050)

Net increase (decrease) in net assets
resulting from beneficial
interest transactions	39,093,642	(444,461,943)	(372,218,921)

Increase (decrease) in net assets	23,623,303	(484,433,105)	(560,615,877)

Net assets:
Net assets, beginning of year	—	752,606,608	695,737,353

Net assets, end of year	$23,623,303	$268,173,503	$135,121,476

Accumulated undistributed (distributions
in excess of) net investment income	$1,485,223	$—	$(21,564)

(1)	For the period April 2, 2008 (commencement of operations) to December 31, 2008.

See accompanying notes to financial statements

SMA Relationship Trust

Statements of changes in net assets

	For the year ended December 31, 2007

	Series M	Series T

From operations:
Net investment income	$26,092,720	$480,415

Net realized gain (loss) from:

Investment transactions	1,302,896	8,232,558

Futures contracts	(235,943)	—

Net change in net unrealized
appreciation (depreciation) of:
Investments	(2,329,114)	(19,337,167)

Futures contracts	177,511	—

Net increase (decrease) in net assets
resulting from operations	25,008,070	(10,624,194)

Dividends/distributions to
shareholders from:
Net investment income	(26,225,562)	(37,431,033)

Net realized gains	(1,089,661)	—

Total dividends and distributions to
shareholders	(27,315,223)	(37,431,033)

From beneficial interest
transactions:
Proceeds from shares sold	522,087,458	459,834,041

Cost of shares redeemed	(188,352,474)	(229,811,875)

Net increase in net assets resulting
from beneficial interest transactions	333,734,984	230,022,166

Increase in net assets	331,427,831	181,966,939

Net assets:
Net assets, beginning of year	421,178,777	513,770,414

Net assets, end of year	$752,606,608	$695,737,353

Accumulated undistributed
net investment income	$—	$279,637

See accompanying notes to financial statements

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	period ended
	December 31, 2008(3)

Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income(1)	0.12

Net realized and unrealized loss from investment activities	(2.44)

Total loss from investment operations	(2.32)

Dividends/distributions:

From net investment income	(0.88)

From net realized gains	(1.15)

Total dividends/distributions	(2.03)

Net asset value, end of period	$5.65

Total investment return(2)	(21.27)%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$23,623

Ratio of expenses to average net assets	0.00	%(4)

Ratio of net investment income to average net assets	1.72	%(4)

Portfolio turnover	24%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	For the period April 2, 2008 (commencement of operations) through December 31, 2008.
(4)	Annualized.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the years ended December 31,

	2008	2007	2006		2005	2004

Net asset value,
beginning of year	$10.27	$10.33	$10.20		$10.27	$10.15

Income (loss) from investment operations:
Net investment income(1)	0.45	0.43	0.42		0.40	0.32

Net realized and unrealized
gain (loss) from investment
activities	(0.80)	(0.04)	0.13		(0.06)	0.10

Total income (loss) from
investment operations	(0.35)	0.39	0.55		0.34	0.42

Dividends/distributions:
From net investment income	(0.46)	(0.43)	(0.42)		(0.38)	(0.30)

From net realized gains	(0.01)	(0.02)	(0.00	)(3)	(0.03)	—

Total dividends/distributions	(0.47)	(0.45)	(0.42)		(0.41)	(0.30)

Net asset value, end of year	$9.45	$10.27	$10.33		$10.20	$10.27

Total investment return(2)	(3.52)%	3.79%	5.51%		3.32%	4.18%

Ratios/supplemental data:
Net assets, end of year (in 000s)	$268,174	$752,607	$421,179		$256,668	$104,812

Ratio of expenses to average
net assets	0.00%	0.00%	0.00%		0.00%	0.00%

Ratio of net investment income to
average net assets	4.44%	4.18%	4.13%		3.88%	3.36%

Portfolio turnover	60%	119%	156%		149%	180%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the years ended December 31,

	2008	2007	2006	2005		2004

Net asset value,
beginning of year	$9.10	$9.78	$9.75	$10.07		$10.09

Income (loss) from investment operations:
Net investment income(1)	0.00 (3)	0.01	0.00(3)	0.00	(3)	—

Net realized and unrealized
gain (loss) from investment
activities	(3.40)	(0.10)	0.54	0.17		0.46

Total income (loss) from
investment operations	(3.40)	(0.09)	0.54	0.17		0.46

Dividends/distributions:
From net investment income	(0.68)	(0.59)	(0.51)	(0.49)		(0.48)

Net asset value, end of year	$5.02	$9.10	$9.78	$9.75		$10.07

Total investment return(2)	(39.00)%	(1.06)%	5.68%	1.75%		4.55%

Ratios/supplemental data:
Net assets, end of year (in 000s)	$135,121	$695,737	$513,770	$426,936		$262,703

Ratio of expenses to
average net assets	0.00%	0.00%	0.00%	0.00%		0.00%

Ratio of net investment income to
average net assets	0.02%	0.08%	0.04%	0.00	%(4)	0.00%

Portfolio turnover	9%	21%	19%	19%		15%

(1)	Calculated using the average shares method.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Amount represents less than 0.005%.

See accompanying notes to financial statements

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has three separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series M and Series T (each a “Fund”, and collectively, the “Funds”). The investment objective of Series A is to maximize total return consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in affiliated investment companies and direct investments in certain non-dollar denominated debt securities.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities or instruments from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from

SMA Relationship Trust

Notes to financial statements

computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Series T’s portfolio securities primarily consisted of four underlying funds: UBS Opportunistic High Yield Relationship Fund or UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund or UBS Emerging Markets Debt Relationship Fund, UBS Corporate Bond Relationship Fund and UBS U.S. Securitized Mortgage Relationship

SMA Relationship Trust

Notes to financial statements

Fund but currently holds two (collectively, the “Underlying Funds”), and direct investments in certain non-dollar denominated debt securities. The value of the Underlying Funds will be their net asset value at the time each Underlying Fund’s shares are priced.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

SMA Relationship Trust

Notes to financial statements

The following is a summary of the inputs used as of December 31, 2008 in valuing the Funds’ investments. The Funds may hold investments which have been fair valued in accordance with the Funds’ fair valuation policy as of December 31, 2008, which may result in movement between Level 1 and Level 2.

SMA Relationship Trust—Series A

Measurements at 12/31/08

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Securities	$9,379,798	$13,682,220	$38,272	$23,100,290

Derivatives	271,201	568,918	0	840,119

Total	$9,650,999	$14,251,138	$38,272	$23,940,409

Liabilities
Derivatives	($941,365)	($3,272,501)	$0	($4,213,866)

Total	($941,365)	($3,272,501)	$0	($4,213,866)

SMA Relationship Trust—Series M

Measurements at 12/31/08

	Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Securities	$0	$266,640,120	$0	$266,640,120

Total	$0	$266,640,120	$0	$266,640,120

Liabilities
Derivatives	($465,786)	$0	$0	($465,786)

Total	($465,786)	$0	$0	($465,786)

SMA Relationship Trust

Notes to financial statements

SMA Relationship Trust—Series T

Measurements at 12/31/08

Quoted prices
	in active	Significant
	markets for	other
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets
Securities	$0	$129,366,432	$0	$129,366,432

Total	$0	$129,366,432	$0	$129,366,432

Liabilities
None

The following is a rollforward of the Funds’ investments that were valued using unobservable inputs for the period:

SMA Relationship Trust—Series A

Measurements using unobservable inputs (Level 3)

	Securities	Derivatives	Total

Assets
Beginning balance	$0	$0	$0

Total gains or losses (realized/unrealized)
included in earnings	0	0	0

Purchases, sales, issuances, and settlements (net)	0	0	0

Transfers in and/or out of Level 3	38,272	0	38,272

Ending balance	$38,272	$0	$38,272

The amount of total gains or losses for the
period included in earnings attributable to the
change in unrealized gains or losses relating to
investments still held at 12/31/08(a)	($41,188)	$0	($41,188)

(a)  Excludes from Total gains or losses (realized/unrealized) included in earnings, unrealized losses of $41,188 related to transferred assets, presented at their end of period values.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No.133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “FSP”). The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements

SMA Relationship Trust

Notes to financial statements

for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, “Swap agreements”.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). This standard requires enhanced disclosures about the Funds’ derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

Foreign currency translation—Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are

SMA Relationship Trust

Notes to financial statements

calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Series A may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Series A will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a fund enters into a forward contract to sell an amount of foreign currency, it’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

Futures contracts—Series A and Series M may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or

SMA Relationship Trust

Notes to financial statements

selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

Swap agreements—Series A and Series M may engage in swap agreements, including interest rate, credit default and total return swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Series A and Series M may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the

SMA Relationship Trust

Notes to financial statements

occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit

SMA Relationship Trust

Notes to financial statements

default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a Fund is the seller of protection are disclosed on page 66 in the footnotes to financial statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of operations. Daily fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

SMA Relationship Trust

Notes to financial statements

At December 31, 2008, Series A had outstanding interest rate swap contracts with the following terms:

						Payments
				Payments		received
	Notional		Termination	made by		by the
Counterparty	amount		dates	the Fund		Fund		Value

Deutsche
Bank AG	GBP	1,600,000	04/02/38	—	(1)	3.7000	(2)	$305,316

Deutsche
Bank AG	GBP	2,400,000	04/02/38	4.6500	(2)	6.3700	(3)	(782,803)

Deutsche
Bank AG	GBP	450,000	08/05/38	—	(1)	3.8750	(2)	129,317

Deutsche
Bank AG	GBP	500,000	08/05/38	4.6375	(2)	5.9731	(3)	(166,970)

								$(515,140)

(1)	Zero coupon inflation swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 6 month LIBOR (GBP BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:
GBP	Great Britain Pound

At December 31, 2008, Series A had outstanding credit default swap agreements with the following terms:

Credit default swaps on credit Indices—sell protection(1)

			Series A

				Payments		Upfront
			Payments	received		payments
	Notional	Termination	made by	by the		made		Credit
Counterparty	amount	dates	the Fund	Fund		(received)	Value	spread(2)

Deutsche
Bank AG	USD 4,684,800	06/20/13	—(3)	1.5500	%(4)	—	$(127,592)	2.110%

Deutsche
Bank AG	USD 6,950,000	06/20/13	—(5)	5.0000	(4)	—	(1,069,507)	10.130

Deutsche
Bank AG	EUR 3,500,000	06/20/13	—(6)	6.5000	(4)	—	(632,264)	10.700

							$(1,829,363)

SMA Relationship Trust

Notes to financial statements

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.
(4)	Payments made or received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.
(6)	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Crossover Series 9 Index.

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

At December 31, 2008, Series M and Series T did not have any outstanding swap agreements.

Dividends and distributions—It is each Fund’s policy to distribute its respective net investment income, if any, monthly, except for Series A, which will distribute its respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These

SMA Relationship Trust

Notes to financial statements

“book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisory and administration fees and other transactions with affiliates—The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

SMA Relationship Trust

Notes to financial statements

The Funds may invest in units of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the year ended December 31, 2008 were as follows:

Series A

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/07	Purchases	proceeds	gain (loss)

UBS U.S. Equity Alpha
Relationship Fund	$0	$8,150,000	$1,750,000	$(189,191)

UBS U.S. Large Cap
Growth Equity
Relationship Fund	0	7,850,000	1,250,000	(156,544)

	$0	$16,000,000	$3,000,000	$(345,735)

		Change in net
Affiliated		unrealized
investment		appreciation	Value	% of
companies		(depreciation)	12/31/08	net assets

UBS U.S. Equity Alpha
Relationship Fund		$(2,268,038)	$3,942,771	16.69%

UBS U.S. Large Cap
Growth Equity
Relationship Fund		(2,436,650)	4,006,806	16.96

		$(4,704,688)	$7,949,577	33.65%

Series T

Affiliated				Net
investment	Value		Sales	realized
companies	12/31/07	Purchases	proceeds	gain (loss)

UBS Corporate Bond
Relationship Fund	$185,009,835	$15,000,000	$150,100,000	$8,516,302

UBS Opportunistic Emerging
Markets Debt Relationship
Fund	3,572,095	0	3,295,493	105,316

UBS Opportunistic High Yield
Relationship Fund	20,869,986	0	19,743,515	(1,455,522)

UBS U.S. Securitized Mortgage
Relationship Fund	480,505,414	18,000,000	263,200,000	(69,727,457)

	$689,957,330	$33,000,000	$436,339,008	$(62,561,361)

SMA Relationship Trust

Notes to financial statements

	Change in net
Affiliated	unrealized
investment	appreciation	Value	% of
companies	(depreciation)	12/31/08	net assets

UBS Corporate Bond
Relationship Fund	$(15,714,730)	$42,711,407	31.61%

UBS Opportunistic Emerging
Markets Debt Relationship
Fund	(381,918)	0	0

UBS Opportunistic High Yield
Relationship Fund	329,051	0	0

UBS U.S. Securitized Mortgage
Relationship Fund	(78,923,220)	86,654,737	64.13

	$(94,690,817)	$129,366,144	95.74%

Series M did not have any investments in affiliated investment companies during the year ended December 31, 2008.

Purchases and sales of securities
For the year ended December 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

Series A	$44,163,119	$6,792,419

Series M	313,567,575	756,718,613

Series T	33,000,000	436,339,008

Capital contributions from advisor
During the year ended December 31, 2008, the Advisor reimbursed Series T in the amount of $175,330, or $0.0065 per share based upon the Fund’s shares outstanding at December 31, 2008, for adjusted shareholder activity resulting from a change in valuation source of certain securities.

Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

SMA Relationship Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended December 31, 2008 and December 31, 2007 were as follows:

	2008

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series A	$4,139,344	$2,531,781	$6,671,125

Series M	23,946,718 (1)	431,818	24,378,536

Series T	31,206,751	—	31,206,751

(1)    $23,939,496 considered tax exempt.

	2007

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series M	$26,609,367 (1)	$705,856	$27,315,223

Series T	37,431,033	—	37,431,033

(1)    $26,118,158 considered tax exempt.

At December 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Series A	Series M	Series T

Accumulated capital and other losses	$(6,620,596)	$(20,745,667)	$(145,081,677)

Net unrealized depreciation	(13,602,946)	(17,651,194)	(83,702,397)

Total accumulated deficit	$(20,223,542)	$(38,396,861)	$(228,784,074)

Due to inherent differences in the recognition of income, expense and realized gains/losses under US generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2008 were as follows:

	Accumulated	Accumulated
	undistributed net	net realized
Fund	investment income	loss	Beneficial interest

Series A	$3,961,588	$(8,714,791)	$4,753,203

Series M	8,661	(1,440)	(7,221)

Series T	30,843,577	(84,098,505)	53,254,928

SMA Relationship Trust

Notes to financial statements

At December 31, 2008, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates – December 31,

Fund	2014	2015	2016

Series M	$—	$—	$16,586,487

Series T	1,783,640	—	109,991,161

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2008, Series A incurred, and elected to defer, $6,070,141 of net realized capital losses and $550,455 of net realized foreign currency losses, Series M incurred, and elected to defer, $4,159,180 of net realized capital losses and Series T incurred, and elected to defer, $33,285,312 of net realized capital losses and $21,564 of net realized foreign currency losses.

As of and during the year ended December 31, 2008, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest

For the years ended December 31, 2008 and December 31, 2007, transactions in shares of beneficial interest for each of the Funds were as follows:

Year ended December 31, 2008
		Issued on		Net increase
		reinvestment of	Shares	(decrease) in
Fund	Shares sold	distributions	repurchased	shares outstanding

Series A (1)	6,723,638	2,442	(2,544,586)	4,181,494

Series M	13,403,321	—	(58,284,580)	(44,881,259)

Series T	13,738,133	—	(63,287,940)	(49,549,807)

SMA Relationship Trust

Notes to financial statements

Year ended December 31, 2007
		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series M	50,882,915	(18,405,173)	32,477,742

Series T	48,186,689	(24,292,044)	23,894,645

(1)    Series A commenced operations on April 2, 2008.

SMA Relationship Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust – Series A, SMA Relationship Trust – Series M and SMA Relationship Trust – Series T, (collectively, the “Funds”) as of December 31, 2008, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting SMA Relationship Trust at December 31, 2008, and the results of their operations, the changes in their net assets and their financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2009

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information
Pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code, the Funds designate 100% of their “qualified short-term gains” (as defined in Section 871 (k)(2)(D)) related to the distribution made in December 2008 as short-term capital gain dividends.

SMA Relationship Trust

Supplemental information (unaudited)

Trustee & Officer information
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	the Trust	time served	during past 5 years

Walter E. Auch; 87 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 2002	Mr. Auch is retired (since 1986).

Adela Cepeda; 50 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

John J. Murphy; 64 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since January 2009	President, Murphy Capital Management (investment advice) (since 1983)

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Auch is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (32 portfolios); and consulting Group Capital Markets Funds (11 portfolios). Mr. Auch is also a member Chairman of the Board of Sound Surgical Technologies.

Ms. Cepeda is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a Director of the MGI Funds (8 portfolios) and Director of Amalgamated Bank of Chicago.

Mr. Murphy is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (13 funds); a Director of the Legg Mason Equity Funds (47 funds); Trustee, Consulting Group Capital Markets Funds (11 funds); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003).

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded)

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	the Trust	time served	during past 5 years

Frank K. Reilly; 73 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).

Edward M. Roob; 74 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 2002	Mr. Roob is retired (since 1993).

Abbie J. Smith; 55 Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since January 2009	Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of Chicago (since 1980). Formerly, Marvin Bower Fellow, Harvard Business School (2001–2002). Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (September 2008).

J. Mikesell Thomas; 58 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since July 2008), President and CEO of First Chicago Bancorp. (Since November 2008) and CEO of First Chicago Bank and Trust (Since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001–2004).

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Reilly is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

Mr. Roob is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Ms. Smith is a trustee of three investment companies (consisting of 55 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager	Ms. Smith is a Director of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); a Director/ Trustee of DFA Investment Dimensions Group, Inc., Dimensional Investment Group Inc., Dimensional Investment Trust Co. and Dimensional Emerging Markets Trust (since 2000) and a Director of Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

Mr. Thomas is a director or trustee of four investment companies (consisting of 56 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystems.

SMA Relationship Trust

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp.(from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office (1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Trust	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 106 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 106 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees
Frank K. Reilly	John J. Murphy
Chairman
Edward M. Roob
Walter E. Auch
Abbie J. Smith
Adela Cepeda
J. Mikesell Thomas
Principal Officers
Kai R. Sotorp
President	Thomas Disbrow
Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $78,800 and $54,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $15,000 and $14,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal year ended 2007.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,200 and $10,100, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2008 and December 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2008 and December 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)

According to E&Y, for the fiscal year ended December 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)

For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by E&Y of $2,022,866 and $1,628,539, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007
Covered Services	$24,200	$24,600
Non-Covered Services	$1,998,666	$1,603,939

(h)

The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 9, 2009